Exhibit 10.7

CONVERSION AGREEMENT

This CONVERSION AGREEMENT (this “Agreement”), dated as of July 26, 2022 (the “Effective Date”), is entered into by and between 1847 Holdings LLC, a Delaware limited liability company (the “Company”) and Bevilacqua PLLC (“BPLLC”).

RECITALS

A. BPLLC has accrued liabilities due for services rendered to the Company in the amount of $1,197,280 as of the date hereof (the “Accrued Liabilities”).

B. Each of the Company and BPLLC desires to convert the Accrued Liabilities into a number of common shares of the Company (the “Conversion Shares”) equal to the Accrued Liabilities divided by the price per share of the Company’s common shares sold in the Company’s proposed public offering, as set forth in the Registration Statement on Form S-1 (File No. 333-259011) (as may be amended from time to time, the “Registration Statement”), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 23, 2021. Such conversion of the Accrued Liabilities into the Conversion Shares as described herein shall be referred to as the “Conversion.”

C. The parties hereto desire that the Conversion shall become effective on the date that the Registration Statement is declared effective by the SEC.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and promises contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

AGREEMENT

Section 1. Conversion. Upon the Registration Statement being declared effective by the SEC, with no further action by any party hereto, the Accrued Liabilities shall automatically convert into the Conversion Shares. Promptly following the Conversion, the Company will instruct its transfer agent to record the Conversion Shares in book entry form in the name of the Holder. The Holder understands and agrees that the Conversion Shares shall be notated with the following legend or one similar to it along with any other legends required by the constituent instruments of the Company:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION TIIEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL TN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

Section 2. Full Satisfaction. The Holder hereby agrees that effective upon the Conversion as described above, the Company shall be not obligated for the Accrued Liabilities, which shall be deemed to be for all purposes satisfied in full.

Section 3. Miscellaneous.

3.1 Amendments and Waivers. No provisions of this Agreement shall be modified, waived or terminated, except by an instrument in writing signed by each party hereto.

3.2 Successors and Assigns. The provisions of this Agreement shall be binding upon the successors in interest, heirs and assigns to the Accrued Liabilities or the Conversion Shares into which the Accrued Liabilities is converted. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

3.3 Governing Law. This Agreement shall in all other respects be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to its conflicts of laws principles.

3.4 Severability. If any provision of this Agreement is found invalid or unenforceable by a court of competent jurisdiction, such provision shall be enforced to the maximum extent permissible by law and the other provisions of this Agreement shall remain in full force and effect.

3.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions between the parties with respect to such subject matter, whether oral or written.

3.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute but one and the same agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

1847 Holdings LLC

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Chief Executive Officer

BPLLC:

Bevilacqua PLLC

By:	/s/ Louis A. Bevilacqua
Name:	Louis A. Bevilacqua
Title:	Managing Member

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